EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended February 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anello C. Garefino, Vice President Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             Date:    March 17, 2004

                                             By:         /s/ Anello C. Garefino
                                                      --------------------------
                                             Name:     Anello C. Garefino
                                             Title:   Vice President Finance and
                                                      Chief Executive Officer